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                                                                   Exhibit 23.3
                       CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-103451) and Form S-8 (Nos. 333-58817, 333-50289 and
333-50205) of Cal Dive International, Inc. of our report dated February 17, 2003, with respect to the consolidated financial statements of Cal Dive International, Inc. included in this Annual Report (Amendment No. 1) (Form 10-K/A) for the year ended December 31, 2002.


                                /s/ Ernst & Young LLP


Houston, Texas
April 7, 2003